THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE 1933 ACT, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE BORROWER THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE 1933 ACT.


             FORM OF ZERO COUPON CONVERTIBLE SUBORDINATED DEBENTURE


New York, New York
November 25, 1997                                                    $_________


         THIS DEBENTURE (this "Debenture") is one of a duly authorized issue of subordinated debentures of AMERICAN BANKNOTE CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (the "Borrower"), designated as its Zero Coupon Convertible Subordinated Debentures Due November 25, 2002, in an aggregate principal amount of _____________ (the "Debentures").

         FOR VALUE RECEIVED, the Borrower promises to pay ______________ or registered assigns (the "Holder"), the principal sum of _____________ Dollars ($______ ) (the "Maturity Date Principal Balance") on November 25, 2002 (the "Maturity Date").

         This Debenture has been issued at a purchase price of $_________ ("Purchase Price"). The Debenture shall be deemed to accrete principal between the date hereof (the "Issue Date") and the Maturity Date in accordance with the following formula:

                            P2 = P1 x [1 + (r/365)]n

          Where:

          "P1" is the principal amount of this Debenture at the opening of the accretion period (i.e., the Purchase Price). P1 may be reduced by conversions or partial payments of this Debenture in accordance with
          Article I below.

          "P2" is the principal amount of this Debenture as increased for accretion at any close of the accretion period (i.e., the Maturity Date Principal Balance on the Maturity Date).

          "r" shall initially be .05, but is subject to increase in accordance with the terms of this Debenture and the Registration Rights Agreement (as hereinafter defined).

          "n" is the number of days in the accretion period.

          The  accreted  amount  of  any  conversions  or  redemptions  will  be calculated with respect to each converted or redeemed amount separately from any prior converted or redeemed amount (and P1 will be adjusted accordingly for any subsequent conversions or redemptions and further accretion).

          The principal balance of this Debenture as accreted from time to time shall be referred to as the "Accreted Principal Balance". For example, based upon a Purchase Price of $5,000,000, after 100 days the Accreted Principal Balance would be $5,068,960 (assuming no prior conversions or redemptions of the Debenture).

         To the extent not converted into Common Stock, amounts due under this Debenture are payable in such coin or currency of the United States of America as of the time of payment is legal tender for payment of public and private debts, at the address last appearing on the debenture register of the Borrower as designated in writing by the Holder hereof from time to time. If the payments set forth in Section 2(c) of the Registration Rights Agreement of even date herewith among the Holder, the other holders of the Debentures and the Borrower (the "Registration Rights Agreement") are not paid when due, the Holder may elect to add such cash default payment amounts, in whole or in part, to the Accreted Principal Balance. Any cash default payments when so added to the Accreted Principal Balance due under this Debenture shall, for purposes of this Debenture, be deemed to have been part of the principal indebtedness evidenced by this Debenture including, without limitation, for purposes of determining accretions to principal thereafter and amounts thereafter convertible into Common Stock hereunder. For purposes of determining the amount payable at the Maturity Date or on redemption of this Debenture, and for purposes of determining the number of shares issuable on conversion of this Debenture, the Accreted Principal Balance shall accrete, from and after the occurrence and during the continuance of a Redemption Event hereunder (as set forth in Article III), at the rate (i.e., "r" in the formula above) equal to the lower of (i) Chase Manhattan Bank's base lending rate plus two percent (2%) per annum (but not less than the then applicable "r") or (ii) the highest rate permitted by law. The Holder has certain additional rights, remedies and benefits as set forth in the Registration Rights Agreement (the "Registration Rights Agreement") and in the Securities Purchase Agreement (the "Purchase Agreement") dated as of the date hereof among the Holder, the other holders of the Debentures and the Borrower.

         As used in this Debenture, the term "business day" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the city of New York, New York are authorized or required by law or executive order to remain closed. Each capitalized term used herein, and not otherwise defined, shall have the meaning ascribed thereto in the Purchase Agreement. The Maturity Date is subject to extension pursuant to Section 1.4(a) below.

         The following terms shall apply to this Debenture:


                          ARTICLE I. CONVERSION RIGHTS

         1.1 CONVERSION RIGHT.

              (a) Subject to the conversion schedule set forth in Section 1.1(b) and to the terms of Sections 1.1(d) and 1.7 below, the Holder shall have the right from time to time, and at any time on or prior to the day that all of the Accreted Principal Balance and other amounts payable hereunder are paid in full, to convert at any time all or from time to time any part of the outstanding and unpaid Accreted Principal Balance of this Debenture of at least $25,000, or such lesser amount as shall remain unpaid at the time of the conversion into fully paid and non-assessable shares of Common Stock, as such Common Stock exists on the date of issuance of this Debenture, or any shares of capital stock of the Borrower into which such Common Stock shall hereafter be changed or reclassified (the "Common Stock") at the conversion price determined as provided herein (the "Conversion Price"); provided, however, that unless the Holder delivers a waiver in accordance with the immediately following sentence, in no event (other than in connection with an Automatic Conversion (as hereinafter defined) on the Maturity Date) shall the Holder be entitled to convert any portion of this Debenture in excess of that portion of this Debenture upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of this Debenture) and (2) the number of shares of Common Stock issuable upon the conversion of the portion of this Debenture with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.9% of the outstanding shares of Common Stock. For purposes of the proviso in the immediately preceding sentence, (i) beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13 D-G thereunder, except as otherwise provided in clause (1) of such proviso and (ii) the Holder may waive the limitations set forth therein by written notice to the Borrower upon not less than sixty-one
(61) days prior notice (with such waiver taking effect only upon the expiration of such 61-day notice period).

              (b) The Holder may convert only up to that percentage of the Accreted Principal Balance specified below during the time period set forth opposite such percentage.

               Percentage                         Time Period
               ----------                         -----------

                   0%                   1-90 days following Issue Date
                  40%                 91-150 days following Issue Date
                  60%                151-210 days following Issue Date
                  80%                211-300 days following Issue Date
                 100%                    301 days following Issue Date

; provided, however, that there shall be excluded from any calculation of the foregoing percentage any conversion(s) occurring on a Conversion Date on which the Closing Price (as hereinafter defined) of the Common Stock (i) exceeds $7.22 or (ii) is greater than 115% of the Closing Price of the Common Stock on the immediately preceding Trading Day. The foregoing conversion limitations shall not be applicable in the event the Borrower (i) makes a public announcement that it has signed an agreement to consolidate or merge with any other corporation or sell or transfer all or substantially all of the assets of the Borrower or (ii) any person, group or entity (including the Borrower) publicly announces a tender offer to purchase 50% or more of the Borrower's Common Stock.

              (c) The number of shares of Common Stock to be issued upon each conversion of this Debenture shall be determined by dividing the Conversion Amount (as hereinafter defined) by the Conversion Price in effect on the date a notice of conversion, in the form attached hereto as Exhibit A (the "Notice of Conversion"), is delivered to the Borrower by the Holder in accordance with
Section 1.4 below (the "Conversion Date"). The term "Conversion Amount" means, with respect to any conversion of this Debenture, the sum of (1) the Accreted Principal Balance of this Debenture to be converted on such Conversion Date plus
(2) at the Holder's option,  any amounts owed to the Holder pursuant to Sections
1.3 and 1.4(g) hereof or pursuant to Section 2(c) of the Registration Rights Agreement.

              (d) In the event that the Closing Price of the Common Stock is below $4.00 per share (subject, in each case, to equitable adjustments for stock splits, stock dividends or rights offerings by the Borrower relating to Borrower's securities or relating to the securities of any subsidiary of the Borrower, combinations, reclassifications, extraordinary distributions and similar events) the Conversion Date, the Borrower shall have the right, in lieu of issuing shares of Common Stock to the Holder, to redeem the portion of this Debenture submitted for conversion for an amount equal to the number of shares that would have otherwise been issued upon conversion of the Debenture, multiplied by the Redemption Market Price (as hereinafter defined). "Redemption Market Price" shall be equal to the Closing Price of the Common Stock on the Conversion Date. From time to time following the date of issuance of this Debenture (the "Issue Date"), the Holder may request advance notice as to whether the Borrower will issue shares of Common Stock or redeem the portion of this Debenture submitted for conversion pursuant to this Section 1.1(d). Such request shall be made in writing and the Borrower shall respond in writing within three (3) business days of receipt of the request. The Borrower will be bound by such response for a period of twenty (20) days from the date of its response. A failure to respond within three (3) business days shall be deemed to be an election to issue Common Stock on conversion. Notwithstanding the foregoing, if the Borrower is bound to issue Common Stock in lieu of a redemption pursuant to this Section 1.1(d), it may by written notice to the Holder by 9:00 a.m. on the Trading Day immediately following the Conversion Date elect to redeem the shares issuable upon conversion at the Post-Conversion Redemption Price (as hereinafter defined). The "Post-Conversion Redemption Price" means the average Closing Price of the Common Stock over the five consecutive (5) Trading Days beginning on the Trading Day immediately following the Conversion Date. Any redemption amounts payable hereunder shall be paid to the Holder within five (5) Trading Days of the Conversion Date. The "Closing Price" means, for any security as of any date, the last sale price on The New York Stock Exchange (the "NYSE") as reported by Bloomberg Financial Markets ("Bloomberg") or an equivalent, reliable reporting service mutually acceptable to and hereafter designated by the Holders of a majority in interest of the Debentures and the Borrower or, if the NYSE is not the principal trading market for such security, the last sale price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last sale price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last sale price is reported for such security by Bloomberg, then the average of the bid and ask prices of all active market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Price of such security on such date shall be the fair market value as mutually determined by the Borrower and the Holders of a majority in interest of Debentures being converted for which the calculation of the Closing Price is required in order to determine the Conversion Price of such Debentures. "Trading Day" shall mean any day on which the Common Stock is traded for any period on the NYSE, or on the principal securities exchange or other securities market on which the Common Stock is then being traded.

              1.2 CONVERSION PRICE. (a) The Conversion Price shall be the lesser of (i) the Market Price, where the Market Price means the average of the daily Closing Prices of the Common Stock on the NYSE, or on the principal securities exchange or other securities market on which the Common Stock is then being traded, for the five (5) consecutive Trading Days yielding the lowest average price during the twenty-five (25) Trading Day period (the "Pricing Period") ending one (1) Trading Day prior to the date the Conversion Notice is sent by the Holder to the Borrower via facsimile or other reasonable means of communication (the "Conversion Date"), and (ii) $6.56 (the "Fixed Conversion Price") (subject, in each case, to equitable adjustments for stock splits, stock dividends or rights offerings by the Borrower relating to the Borrower's securities or relating to the securities of any subsidiary of the Borrower, combinations, recapitalization, reclassifications, extraordinary distributions and similar events). If the average Closing Price of the Common Stock during the ten (10) Trading Days immediately following the public release of the Borrower's 1997 year end results is greater than the Fixed Conversion Price, the Fixed Conversion Price shall be adjusted to equal such 10-day average; provided, however, that in no event shall the Fixed Conversion Price, as adjusted, exceed $7.22. Notwithstanding the foregoing, no conversions shall be permitted during the period beginning on the Issue Date and ending twenty-five (25) Trading Days from the Issue Date at a Conversion Price below the highest sale price as reported on the NYSE on the Issue Date.

              (b) In the event that (1) the Borrower fails to obtain effectiveness with the Securities and Exchange Commission of the Registration Statement (as defined in the Registration Rights Agreement) prior to one hundred twenty (120) days following the Issue Date, or (2) such Registration Statement lapses in effect, or sales otherwise cannot be made thereunder, whether by reason of the Borrower's failure or inability to amend or supplement the prospectus (the "Prospectus") included therein in accordance with the
Registration Rights Agreement or otherwise, after such Registration Statement becomes effective (including, without limitation, during an Allowed Delay (as defined in the Registration Rights Agreement)), then the Pricing Period shall be comprised of, (i) in the case of an event described in clause (1), the twenty five (25) Trading Days preceding the 120th day following the Issue Date plus all Trading Days through and including the third Trading Day following the date of effectiveness of the Registration Statement; and (ii) in the case of an event described in clause (2), the twenty five (25) Trading Days preceding the date on which the Holder is first notified that sales may not be made under the Prospectus, plus all Trading Days through and including the third Trading Day following the date on which the Holder is first notified that such sales may again be made under the Prospectus.

              1.3 AUTHORIZED SHARES. The Borrower covenants that during the period the conversion right exists, the Borrower will reserve from its authorized and unissued

Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the full conversion of the Debentures. As of the date of issuance of this Debenture, 1,600,000 authorized and unissued shares of Common Stock have been duly reserved for issuance upon conversion of this Debentures (the
"Reserved Amount"). The Borrower represents that upon issuance following conversion, such shares will be duly and validly issued, fully paid and non-assessable. The Borrower (i) acknowledges that it has instructed its transfer agent to issue certificates for the Common Stock issuable upon conversion of this Debenture upon the procedures properly established for conversion and (ii) agrees that its issuance of this Debenture shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock in accordance with the terms and conditions of this Debenture and the Registration Rights Agreement.

         If, at any time the Holder of this Debenture submits a Notice of Conversion, the Borrower does not have sufficient authorized but unissued shares of Common Stock available to effect such conversion in accordance with the provisions of this Article I (a "Conversion Default"), subject to Section 6.8, the Borrower shall issue to the Holder all of the shares of Common Stock which are then available to effect such conversion. The portion of this Debenture which the Holder included in its Conversion Notice and which exceeds the amount which is then convertible into available shares of Common Stock (the "Excess Amount") shall, notwithstanding anything to the contrary contained herein, not be convertible into Common Stock in accordance with the terms hereof until (and at the Holder's option at any time after) the date additional shares of Common Stock are authorized by the Borrower, at which time the Conversion Price in respect thereof shall be the lower of (i) the Conversion Price on the Conversion Default Date (as hereinafter defined) and (ii) the Conversion Price on the Conversion Date thereafter elected by the Holder in respect thereof. The Borrower shall pay to the Holder payments ("Conversion Default Payments") for a Conversion Default in the amount of (N/365) x .18 x the Excess Amount on the Conversion Date in respect of the Conversion Default (the "Conversion Default Date"), where (i) N = the number of days from the Conversion Default Date to the date (the "Authorization Date") that the Borrower authorizes a sufficient number of shares of Common Stock to effect conversion of the full outstanding principal balance of this Debenture. The Borrower shall use its best efforts to authorize a sufficient number of shares of Common Stock as soon as practicable following the earlier of (i) such time that the Holder notifies the Borrower or that the Borrower otherwise becomes aware that there are or likely will be insufficient authorized and unissued shares to allow full conversion thereof and (ii) a Conversion Default. The Borrower shall send notice to the Holder of the authorization of additional shares of Common Stock, the Authorization Date and the amount of the Holder's accrued Conversion Default Payments. The accrued Conversion Default Payments for each calendar month shall be paid in cash or shall be convertible into Common Stock (at such time as there are sufficient authorized shares of Common Stock) at the Market Price, at the Borrower's option, as follows:

                  (a) In the event the Borrower elects to make such payment in cash, cash payment shall be made to the Holder by the fifth (5th) day of the month following the month in which it has accrued; and

                  (b) In the event the Borrower elects to make such payment in Common Stock, such amount shall be added to the Accreted Principal Balance and the Holder may convert such payment amount into Common Stock at the Conversion Price (as in effect at the time of conversion) at any time after the fifth day of the month following the month in which it has accrued (at such time as there are sufficient authorized shares of Common Stock) in accordance with the terms of this Article I.

         The Borrower's election shall be made in writing to the Holder at any time prior to 8:00 p.m., New York City Time, on the third day of the month following the month in which Conversion Default payments have accrued. If no election is made, the Borrower shall be deemed to have elected to make payment in cash. Nothing herein shall limit the Holder's right to pursue actual damages (to the extent in excess of the Conversion Default Payments) due to the Borrower's failure to maintain a sufficient number of authorized shares of Common Stock.

              1.4 METHOD OF CONVERSION.

                  (a) The Accreted Principal Balance of this Debenture may be converted by the Holder in whole or in part (provided such partial conversion is at least $25,000, or such lesser amount as shall remain unpaid at the time of the conversion at any time from time to time after the Issue Date, by (A) submitting to the Borrower a Notice of Conversion (by facsimile or other reasonable means of communication dispatched on the Conversion Date prior to 8:00 p.m., New York City Time) and (B) subject to Section 1.4(b), surrendering this Debenture at the principal office of the Borrower. Each Debenture issued and outstanding on the Maturity Date automatically shall be converted into shares of Common Stock on such date at the then effective Conversion Price in accordance with, and subject to, the provisions of this Article I (the "Automatic Conversion"), provided that no Redemption Event has occurred which is continuing on the Maturity Date. The Maturity Date shall be the Conversion Date for purposes of determining the Conversion Price and the time within which certificates representing the Common Stock must be delivered to the holder. Notwithstanding anything to the contrary contained herein, the Maturity Date shall be extended for the aggregate number of days comprising any Allowed Delays under the Registration Rights Agreement and the Accreted Principal Balance shall be adjusted accordingly.

                  (b) Notwithstanding anything to the contrary set forth herein, upon conversion of this Debenture in accordance with the terms hereof, the Holder shall not be required to physically surrender this Debenture to the Borrower unless the entire unpaid principal amount of this Debenture is so converted. The Holder and the Borrower shall maintain records showing the principal amount so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Borrower, so as not to require physical surrender of this Debenture upon each such conversion. In the event of any dispute or discrepancy, such records of the Borrower shall be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if any portion of this Debenture is converted as aforesaid, the Holder may not transfer this Debenture unless the Holder first physically surrenders this Debenture to the Borrower, whereupon the Borrower will forthwith issue and deliver upon the order of the Holder a new note of like tenor, registered as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, representing in the aggregate the remaining unpaid principal amount of this Debenture. The Holder and any assignee, by acceptance of this Debenture, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Debenture, the unpaid and unconverted principal amount of this Debenture represented by this Debenture may be less than the amount stated on the face hereof.

                  (c) The Borrower shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock or other securities or property on conversion of this Debenture in a name other than that of the Holder (or in street name), and the Borrower shall not be required to issue or deliver any such shares or other securities or property unless and until the person or persons (other than the Holder or the custodian in whose street name such shares are to be held for the Holder's account) requesting the issuance thereof shall have paid to the Borrower the amount of any such tax or shall have established to the satisfaction of the Borrower that such tax has been paid.

                  (d) Upon receipt by the Borrower from the Holder of a facsimile transmission (or other reasonable means of communication) of a Notice of Conversion meeting the requirements for conversion as provided in this
Section 1.4, subject to the Borrower's redemption rights as provided in Section 1.1(d) above, the Borrower shall issue and deliver or cause to be issued and delivered to the Holder certificates for the Common Stock issuable upon such conversion within three (3) business days after such receipt (and, solely in the case of conversion of the entire unpaid principal amount hereof, surrender of this Debenture) (such third business day being hereinafter referred to as the "Deadline") in accordance with the terms hereof and the Purchase Agreement (including, without limitation, in accordance with the requirement that certificates for shares of Common Stock issued on or after the effective date of the Registration Statement (as defined in the Registration Rights Agreement) upon conversion of this Debenture shall not bear any restrictive legend).

                  (e) Upon receipt by the Borrower of a Notice of Conversion, subject to the Borrower's redemption rights as provided in Section 1.1(d) above, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, the Accreted Principal Balance on this Debenture shall be reduced to reflect such conversion, and, unless the Borrower defaults on its obligations under this Article I, all rights with respect to the portion of this Debenture being so converted shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets, as herein provided, on such conversion. If the Holder shall have given a Notice of Conversion as provided herein, the Borrower's obligation to issue and deliver the certificates for Common Stock, subject to the Borrower's redemption rights as provided in Section 1.1(d) above, shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Borrower to the holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder of any obligation to the Borrower, and irrespective of any other circumstance which might otherwise limit such obligation of the Borrower to the Holder in connection with such conversion. The date of receipt of such Notice of Conversion shall be the Conversion Date so long as it is received before 8:00 p.m., New York City Time, on such date.

                  (f) In lieu of delivering physical certificates representing the Common Stock issuable upon conversion, provided the Borrower's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon the effectiveness of the Registration Statement to be filed pursuant to the Registration Rights Agreement and upon the request of the Holder and its compliance with the provisions contained in
Section 1.1 and in this Section 1.4, the Borrower shall endeavor to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of the Holder's Prime Broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system. Such transmission shall not affect the manner in which the shares issuable upon conversion can be sold in accordance with Section 1.5 below or the Holder's obligation to comply with the applicable prospectus delivery requirements.

                  (g) Without in any way limiting the Holder's right to pursue other remedies, including actual damages and/or equitable relief, the parties agree that if delivery of the Common Stock issuable upon conversion of this Debenture is more than two (2) business day after the Deadline (other than a failure due to the circumstances described in Section 1.3 above, which failure shall be governed by such Section) the Borrower shall pay to the Holder $500 per day in cash, for each of the first two (2) days beyond the Deadline and $2,500 per day in cash for each day thereafter that the Borrower fails to deliver such Common Stock. Such cash amount shall be paid to the Holder by the fifth (5th) day of the month following the month in which it has accrued or, at the option of the Holder (by written notice to the Borrower by the first day of the month following the month in which it has accrued), shall be added to the principal amount of this Debenture, in which event interest shall accrue thereon in accordance with the terms of this Debenture and such additional principal amount shall be convertible into Common Stock in accordance with the terms of this Debenture. This paragraph shall apply each time a Conversion Notice is submitted by the Holder.

               1.5 CONCERNING THE SHARES. The shares of Common Stock issuable upon conversion of this Debenture may not be sold or transferred unless either
(i) such shares shall have been included in an effective registration statement under the Act or (ii) the Borrower or its transfer agent shall have been furnished with an opinion or other similar letter of legal counsel (reasonably acceptable to the Borrower) to the effect that such sale or transfer is exempt from the registration requirements of the Act or (iii) such shares are sold pursuant to Rule 144 under the Act (or a successor rule). Except as otherwise provided in the Purchase Agreement (and subject to the removal provisions set forth below), each physical certificate for shares of Common Stock issuable upon conversion of this Debenture that has not been so included in an effective registration statement or that has not been sold pursuant to an effective registration statement or an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE BORROWER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT."

               The legend set forth above shall be removed and the Borrower shall issue to the Holder a new certificate therefor free of any transfer legend if (i) the Borrower or its transfer agent shall have received an opinion or other similar letter of counsel, to the effect that a public sale or transfer of such Common Stock may be made without registration under the Act and any applicable state securities laws and the shares are so sold or transferred, or the Common Stock issuable upon conversion of this Debenture (to the extent such securities are deemed to have been acquired on the same date) can be sold pursuant to Rule 144 (or a successor rule thereto) without any restriction as to the number of shares of Common Stock acquired as of a particular date that can then be immediately sold or (ii) in the case of the Common Stock issuable upon conversion of this Debenture, a registration statement under the Act covering such securities is in effect. Nothing in this Debenture (including the removal of the foregoing legend from physical certificates or the electronic transmission of Common Stock for the Holder's account pursuant to Section 1.4(f)) shall (i) limit the Borrower's obligation under the Registration Rights Agreement or (ii) affect in any way the Holder's obligations to comply with applicable prospectus delivery requirements upon the resale of the securities referred to herein.

               1.6    EFFECT OF CERTAIN EVENTS.

                  (a) If, at any time when this Debenture is issued and outstanding, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Borrower shall be changed into the same or a different number of shares of another class or classes of stock or securities of the Borrower or another entity, or in case of any sale or conveyance of all or substantially all of the assets of the Borrower other than in connection with a plan of complete liquidation of the Borrower, then the Holder of this Debenture shall thereafter have the right to receive upon conversion of this Debenture, upon the bases and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such stock, securities or assets which the Holder would have been entitled to receive in such transaction had this Debenture been converted in full immediately prior to such transaction (without giving effect to any limitations or restrictions on conversion set forth in this Debenture), and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder of this Debenture to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Conversion Price and of the number of shares issuable upon conversion of the Debenture) shall thereafter be applicable, as nearly as may be practicable in relation to any securities or assets thereafter deliverable upon the exercise hereof. The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers or share exchanges.

                  (b) Subject to Section 2.1, if the Borrower shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a dividend, stock repurchase, by way of return of capital or otherwise (including any dividend or distribution to the Borrower's shareholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e., a spin-off) (a "Distribution"), the Holder of this Debenture shall be entitled, upon any conversion of this Debenture after the date of record for determining shareholders entitled to such Distribution, to receive the amount of such assets which would have been payable to the Holder with respect to the shares of Common Stock issuable upon such conversion had the Holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution.

                  (c) Subject to Section 2.1, if, at any time when any Debentures are issued and outstanding, the Borrower issues any convertible securities or rights to purchase stock, warrants, securities or other property (the "Purchase Rights") pro rata to the record holders of Common Stock, then the Holder of this Debenture will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Debenture (without regard to any limitations on conversion contained herein) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

                  (d) Upon the occurrence of each adjustment or readjustment of the Conversion Price as a result of the events described in this Section 1.6, the Borrower, at its expense, shall promptly compute such adjustment or readjustment and prepare and furnish to the Holder of a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Borrower shall, upon the written request of the Holder, furnish to the Holder a like certificate setting forth
(i) such adjustment or readjustment, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of the Debenture.

               1.7 CERTAIN PAYMENTS IN LIEU OF CONVERSION. If it is determined (upon written notice from the NYSE) that the provisions of Rule 312.03(c) of the rules of the NYSE are applicable to the issuance of Common Stock upon conversion of this Debenture in accordance with this Article 1, then notwithstanding anything to the contrary contained herein, in no event shall the Borrower issue more than the Maximum Share Amount (as hereinafter defined and subject to adjustment as provided herein) upon conversion of this Debenture (including any shares of capital stock or rights to acquire shares of capital stock issued by the Borrower which are aggregated with the Common Stock issued or issuable upon conversion of the Debentures for purposes of Rule 312.03(c)), unless the Borrower shall have obtained Stockholder Approval (as hereinafter defined) or a waiver of such requirement by the NYSE. As used herein, Stockholder Approval means approval by the stockholders of the Borrower in accordance with Rule 312.03(c) of the rules of the NYSE. If the Borrower receives written notice from the NYSE that such rule applies to the issuance of Common Stock hereunder, once the Maximum Share Amount has been issued (the date of which is hereinafter referred to as the "Maximum Conversion Date"), unless the Borrower shall have obtained Stockholder Approval or a waiver of such requirement by the NYSE (or Rule 312.03(c) is otherwise determined to be inapplicable), in lieu of any further right to convert this Debenture, and in full satisfaction of the Borrower's obligations under this Debenture, the Borrower shall pay to the Holder, within fifteen (15) business days of the Maximum Conversion Date, an amount equal to the greater of (i) the sum of (a) 110% times the then Accreted Principal Balance immediately following the Maximum Conversion Date plus (b) any optional amounts that may be added thereto at the Maximum Conversion Date by the Holder in accordance with the terms hereof (the then Accreted Principal Balance of this Debenture immediately following the Maximum Conversion Date plus the amounts referred to in clause (b) above shall collectively be referred to as the "Remaining Convertible Amount"), or (ii) the Remaining Convertible Amount divided by the Conversion Price (based on the twenty-five (25) Trading Day period ending one (1) Trading Day prior to the date of payment) multiplied by the Closing Price of the Common Stock on the Trading Day immediately preceding the date of payment. The Maximum Share Amount shall mean an aggregate of 4,168,658 shares of Common Stock (19.99% of the Borrower's outstanding shares of Common Stock as of November 25, 1997), subject to equitable adjustment from time to time for stock splits, stock dividends, combinations, capital reorganizations and similar events relating to the Common Stock occurring after the date hereof. With respect to each Holder of Debentures, the Maximum Share Amount shall refer to the Holder's pro rata share thereof determined in accordance with Section 6.8 below. In the event that the Borrower obtains Stockholder Approval, the approval of the NYSE or otherwise concludes that it is able to increase the number of shares to be issued above the Maximum Share Amount (such increased number being the "New Maximum Share Amount"), the references to Maximum Share Amount, above, shall be deemed to be, instead, references to the greater New Maximum Share Amount. In the event that Stockholder Approval is not obtained or a registration statement covering the additional shares of Common Stock which constitute the New Maximum Share Amount is not effective prior to the Maximum Share Amount being issued (if such registration statement is necessary to allow for the public resale of such securities), the Maximum Share Amount shall remain unchanged; provided, however, that the Holder may grant an extension of the effective date of such registration statement. In the event that (a) the aggregate number of shares of Common Stock issued pursuant to the Debentures (including any shares of capital stock or rights to acquire shares of capital stock issued by the Borrower which are aggregated with the Common Stock issued or issuable upon conversion of the Debentures for purposes of Rule 312.03(c)) represents at least fifty percent (50%) of the Maximum Share Amount and (b) the sum of (x) the aggregate number of shares of Common Stock issued pursuant to the Debentures plus (y) the aggregate number of shares of Common Stock that remain issuable pursuant to the Debentures (including any shares of capital stock or rights to acquire shares of capital stock issued by the Borrower which are aggregated with the Common Stock issued or issuable upon conversion of the Debentures for purposes of Rule 312.03(c)) represents at least one hundred percent (100%) of the Maximum Share Amount (the "Triggering Event"), unless the Borrower intends to exercise its redemption election (and provides the Holder with written binding notification to that effect, together with reasonable assurances regarding the source of funds therefor), the Borrower will seek and use its best efforts to obtain Stockholder Approval (or obtain such other relief as will allow conversions hereunder in excess of the Maximum Share Amount) as soon as practicable following the Triggering Event and before the Maximum Conversion Date.

               1.8 STATUS AS STOCKHOLDER. Upon submission of a Notice of Conversion by a Holder, (i) the shares covered thereby (other than the shares, if any, which cannot be issued because their issuance would exceed such Holder's allocated portion of the Reserved

Amount) shall be deemed converted into shares of Common Stock and (ii) the Holder's rights as a Holder of such converted portion of this Debenture shall cease and terminate, excepting only the right to receive certificates for, or DTC transfer of, such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Borrower to comply with the terms of this Debenture. Notwithstanding the foregoing, if a Holder has not received certificates for, or DTC transfer of, all shares of Common Stock prior to the tenth (10th) business day after the expiration of the Deadline with respect to a conversion of any portion of this Debenture for any reason, then (unless the Holder otherwise elects to retain its status as a holder of Common Stock by so notifying the Borrower), the Holder shall regain the rights of a Holder of this Debenture with respect to such unconverted portions of this Debenture and the Borrower shall, as soon as practicable, return such unconverted Debenture to the holder or, if the Debenture has not been surrendered, adjust its records to reflect that such portion of this Debenture has not been converted. In all cases, the Holder shall retain all of its rights and remedies (including, without limitation, (i) the right to receive Conversion Default Payments pursuant to Section 1.3 the extent required thereby for such Conversion Default and any subsequent Conversion Default and (ii) the right to have the Conversion Price with respect to subsequent conversions determined in accordance with Section 1.3) for the Borrower's failure to convert this Debenture.

                          ARTICLE II. CERTAIN COVENANTS

               2.1 DISTRIBUTIONS ON CAPITAL STOCK. So long as the Borrower shall have any obligation under this Debenture, the Borrower shall not without the Holder's written consent (a) pay, declare or set apart for such payment, any dividend or other distribution (whether in cash, property or other securities) on shares of capital stock other than dividends on shares of Common Stock solely in the form of additional shares of Common Stock (unless at the time of declaration and payment such action is permitted to be taken under all of the Borrower's indebtedness senior to the Debenture).

               2.2 RESTRICTION ON STOCK REPURCHASES. So long as the Borrower shall have any obligation under this Debenture, the Borrower shall not without the Holder's written consent redeem, repurchase or otherwise acquire (whether for cash or in exchange for property or other securities or otherwise) in any one transaction or series of related transactions any shares of capital stock of the Borrower or any warrants, rights or options to purchase or acquire any such shares (unless at the time of declaration and payment such action is permitted to be taken under all of the Borrower's indebtedness senior to the Debenture).

               2.3 TRADING RESTRICTIONS. The Holder covenants and agrees that, during any period during which a Conversion Price is computed, neither Holder nor others acting on its behalf shall be responsible for the low trading price of the Borrower's Common Stock. In addition, the Holder represents that it has not been responsible for the low trading price of the Borrower's Common Stock at any time prior to the execution of this Agreement.


                         ARTICLE III. REDEMPTION EVENTS

               If any of the following redemption events (each, a "Redemption Event") shall occur:

               3.1 FAILURE TO PAY PRINCIPAL BALANCE. The Borrower fails to pay the Accreted Principal Balance hereof when due, whether at maturity, upon mandatory prepayment pursuant to Section 1.7, upon acceleration or otherwise;

               3.2 CONVERSION AND THE SHARES. The Borrower fails to issue shares of Common Stock to the Holder (or announces that it will not honor its obligation to do so) upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Debenture (for a period of at least ninety (90) days, if such failure is solely as a result of the circumstances governed by Section 1.3 and the Borrower is using its best efforts to authorize a sufficient number of shares of Common Stock as soon as practicable), fails to transfer any certificate for shares of Common Stock issued to the Holder upon conversion of this Debenture and when required by this Debenture or the Registration Rights Agreement, or fails to remove any restrictive legend on any certificate for any shares of Common Stock issued to the Holder upon conversion of this Debenture as and when required by this Debenture, the Purchase Agreement or the Registration Rights Agreement and any such failure shall continue uncured (or any announcement not to honor conversions shall not be rescinded) for ten
(10) days after the Borrower shall have been notified thereof in writing by the Holder.

               3.3 FAILURE TO EFFECT REGISTRATION. The Borrower fails to obtain effectiveness with the Securities and Exchange Commission of the Registration Statement prior to April 30, 1998 or the Registration Statement lapses in effect (or sales cannot otherwise be made thereunder) for more than ninety (90) consecutive Trading Days or one hundred fifty (150) Trading Days in any twelve month period after the Registration Statement becomes effective;

               3.4 BREACH OF COVENANTS. The Borrower breaches any material covenant or other material term or condition contained in Sections 1.3, 1.6, 1.7 or 4.1 of this Debenture, or Sections 4(e), 4(h), 4(i) or 4(j) of the Purchase Agreement and such breach continues for a period of ten (10) days after written notice thereof to the Borrower from the Holder;

               3.5 BREACH OF REPRESENTATIONS AND WARRANTIES. Any representation or warranty of the Borrower made herein or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith (including, without limitation, the Purchase Agreement and the Registration Rights Agreement), shall be false or misleading in any material respect when made and the breach of which has (or with the passage of time will have) a Material Adverse Effect (as defined in the Purchase Agreement);

               3.6 RECEIVER OR TRUSTEE. The Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed;

               3.7 BANKRUPTCY. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower (which is not being contested if commenced against the Borrower); or

               3.8 DELISTING OF COMMON STOCK. The Common Stock is not listed on at least one of the NYSE, the Nasdaq National Market, or the American Stock Exchange;

               then, upon the occurrence and during the continuation of any Redemption Event specified in Section 3.1, 3.2, 3.3, 3.4, 3.5 or 3.9, at the option of the Holders of a majority of the aggregate principal amount of the outstanding Debentures issued pursuant to the Purchase Agreement, the Borrower shall, and upon the occurrence of a Redemption Event specified in Section 3.6 or 3.7, the Debentures shall become immediately due and payable and the Borrower shall pay to the Holder, in full satisfaction of its obligations hereunder, an amount equal to the greater of (i) the sum of (w) 110% times the then Accreted Principal Balance of this Debenture plus (x) any amounts owed to the Holder pursuant to Sections 1.3 and 1.4(g) hereof or pursuant to Section 2(c) of the Registration Rights Agreement (the then outstanding principal amount of this Debenture to the date of payment plus the amounts referred to in clause (x) shall collectively be known as the "Default Sum") or (ii) the Default Sum divided by the then applicable Conversion Price (based on the twenty-five (25) Trading Day period ending one (1) Trading Day prior to the date the Holders exercise their option pursuant to this paragraph or the date of the occurrence of an event referred to in Section 3.6 or 3.7) multiplied by the Closing Price of the Common Stock on the date the Holders exercise their option pursuant to this paragraph or the date of the occurrence of an event referred to in Section
3.6 or 3.7 (the "Default Amount") and all other amounts payable hereunder shall immediately become due and payable, all without demand, presentment or notice, all of which hereby are expressly waived, together with all costs, including, without limitation, legal fees and expenses, of collection, and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity.

               If the Borrower fails to pay the Default Amount within five (5) business days of written notice that such amount is due and payable, then the Holder shall have the right at any time, so long as the Borrower remains in default (and so long and to the extent that there are sufficient authorized shares), to require the Borrower, upon written notice, to immediately issue, in lieu of the Default Amount, the number of shares of Common Stock of the Borrower equal to the Default Amount divided by the Conversion Price then in effect as its sole and exclusive remedy.


                             ARTICLE IV. REDEMPTION

               4.1 REDEMPTION. So long as no Redemption Event shall have occurred and be continuing and so long as the Registration Statement to be filed pursuant to the Registration Rights Agreement is then in effect and has been in effect and sales can be made thereunder at all times between the receipt by the Holders of the Redemption Notice (as defined below) and the Redemption Date (as defined below), beginning ninety (90) days following effectiveness of the Registration Statement (the "First Redemption Date"), in the event the Closing Price of the Common Stock is greater than $7.50 per share for ten (10) consecutive Trading Days, the Borrower may redeem, in whole but not in part, this Debenture upon thirty (30) days prior written notice (a "Redemption Notice") in accordance with this Section 4.1. The First Redemption Date shall be delayed by one (1) Trading Day each for each Trading Day (subsequent to the effective date of the Registration Statement) occurring prior thereto and prior to the full conversion of this Debenture that (i) sales cannot be made pursuant to the Registration Statement (whether by reason of the Borrower's failure to properly supplement or amend the prospectus included therein in accordance with the terms of the Registration Rights Agreement or otherwise, including during any Allowed Delay as described in the Registration Rights Agreement) or (ii) any Redemption Event (as defined in Article III) exists, without regard to whether any cure periods shall have run. Any notice of redemption (a "Redemption Notice") shall be delivered to the Holder at its registered address appearing on the records of the Borrower and shall state (1) that the Borrower is exercising its right to redeem the Debentures and (2) the date of redemption. On the date fixed for redemption (the "Redemption Date"), the Borrower shall make payment of the Redemption Amount (as hereinafter defined) in cash to or upon the order of the Holder as specified by the Holder in writing to the Borrower at least one business day prior to the Redemption Date. The Redemption Amount shall be equal to the sum of (a) 110% times the then Accreted Principal Balance of this Debenture plus (b) any amounts owed to the Holder pursuant to Sections 1.3 and 1.4(g) hereof or pursuant to Section 2(c) of the Registration Rights Agreement. In the event that the Borrower redeems this Debenture pursuant to the immediately preceding sentence, in addition to the Redemption Amount payable in cash pursuant to the immediately preceding sentence, on the Redemption Date the Borrower shall issue to the Holder, a number of warrants to purchase Common Stock of the Borrower equal to the outstanding Accreted Principal Balance being redeemed divided by

1,000 multiplied by 21, which warrants will have a five (5) year term, an exercise price equal to 115% of the Closing Price of the Common Stock on the date of redemption and shall otherwise be in the form of the warrant attached as Exhibit "D" to the Purchase Agreement. Notwithstanding anything to the contrary contained in this Section 4.1, the Holder shall at all times prior to the Redemption Date under this Section 4.1 maintain the right to convert all or any part of this Debenture in accordance with Article I and any amounts so converted after receipt of a Redemption Notice and prior to the Redemption Date set forth in such notice which is otherwise subject to redemption pursuant to the Redemption Notice.


                            ARTICLE V. SUBORDINATION

               5.1.  AGREEMENT TO SUBORDINATE.  Except as otherwise  provided in
Section 1.7, Article III and Article IV of this Debenture, the Accreted Principal Balance of this Debenture is payable solely in shares of Common Stock upon conversion in accordance with Article I hereof. Notwithstanding anything in this Debenture to the contrary, the Borrower agrees, and by accepting this Debenture the Holder agrees, that the indebtedness evidenced by this Debenture is subordinate and subject in right of payment, to the extent and in the manner expressly provided in this Article V, to the prior payment in full of all Senior Debt, and that the subordination is for the benefit of and enforceable by the holders of Senior Debt. This Debenture shall in all respects rank at least pari passu with all other present and future obligations of the Borrower, and only Senior Debt shall rank senior to this Debenture.

               5.2 INSOLVENCY, BANKRUPTCY, DISSOLUTION OF BORROWER. Upon any payment or distribution (whether in cash, securities or other property) to creditors of the Borrower upon any Insolvency Event (as hereinafter defined):

                      (a) all Senior Debt shall first be paid in full before the Holder shall be entitled to receive any payment or other distribution on or in respect of this Debenture; and

                      (b) until all Senior Debt is paid in full, any payment or distribution to which the Holder of this Debenture would be entitled but for this Article V shall be made to holders of Senior Debt as their interests may appear, except that the Holder may receive shares of the Borrower as reorganized or readjusted or securities of the Borrower or any other corporation if the payment of such securities is subordinate to Senior Debt to at least the same extent as this Debenture is subordinate to Senior Debt.

               5.3 DEFAULT ON SENIOR DEBT. (a) The Borrower may not pay the Accreted Principal Balance of this Debenture or make any deposit in respect of this Debenture and may not repurchase, redeem or otherwise retire this Debenture (collectively, "pay this Debenture") if (i) the principal of or interest on any Senior Debt is not paid when due or (ii) any other default on Senior Debt occurs and the maturity of such Senior Debt is accelerated in accordance with its terms unless, in each case, the default has been cured or waived and any such acceleration has been rescinded or such Senior Debt has been paid in full. During the continuance of any default (other than a default described in clause (i) or (ii) of the preceding sentence) with respect to any Senior Debt pursuant to which the maturity thereof may be accelerated immediately without further notice (except such notice as may be required to effect such acceleration) or the expiration of any applicable grace periods, the Borrower may not pay this Debenture for a period (a "Payment Blockage Period") commencing upon the receipt by the Borrower and the Holder of written notice of such default from a representative of such Senior Debt specifying an election to effect a Payment Blockage Period (a "Payment Blockage Notice") and ending 179 days thereafter (or earlier if such Payment Blockage Period is terminated (i) by written notice to the Borrower from the representative which gave such Payment Blockage Notice, (ii) by repayment in full of such Senior Debt or (iii) because the default specified in such Payment Blockage Notice is no longer continuing and the prior default has been waived). Notwithstanding the immediately preceding sentence (but subject to the provisions contained in the first sentence of this Section), unless the holders of such Senior Debt or the representative of such holders shall have accelerated the maturity of such Senior Debt, the Borrower shall resume payments (including any missed payments) on this Debenture after the end of such Payment Blockage Period unless such payment is otherwise prohibited under this Article V. Multiple Payment Blockage Periods may be imposed so long as (x) the cumulative period covered by all such Payment Blockage Periods does not exceed 179 days in any 365 consecutive day period and (y) no more than one Payment Blockage Period may result from the same default.

                  (b) The failure to make a payment or distribution on this Debenture by reason of this Article V shall not be construed or deemed to prevent the occurrence of a Redemption Event hereunder; provided that any acceleration of payment of this Debenture resulting therefrom shall be rescinded if and when the following conditions shall be simultaneously satisfied (x) each payment or distribution which gave rise to such Redemption Event shall be made and (y) no other such Redemption Event shall have occurred.

               5.4 SUBORDINATED ACCELERATION; STANDSTILL. (a) The Holder agrees to give the Borrower not less than five (5) days' prior written notice of its intention to accelerate the maturity of this Debenture pursuant to Article III hereof. The Borrower will promptly notify holders of Senior Debt of any obligation to make payments to be made under Section 1.7.

                  (b) The Holder will not for a period of 179 days following an acceleration of this Debenture pursuant to Article III, including by reason of the Borrower's breach of its covenants under Section 1.7 (other than if an Insolvency Event shall have occurred or if the Senior Debt shall have been accelerated) pursue or exercise any other right, power or remedy arising under Article III of this Debenture.

               5.5. PERMITTED PAYMENTS. So as to eliminate any doubt, except in the event of an Insolvency Event, or as provided in the first sentence of
Section 5.3(a) during any Payment Blockage Period, as set forth in Sections 5.2 and 5.3, respectively, accretion of principal, payments under 1.3, 1.4(g), 1.7 and 4.1 of this Debenture, and payments under Section 2(c) of the Registration Rights Agreement (whether in cash or Common Stock (as applicable)) (collectively, "Permitted Payments") shall be credited or made by the Borrower on the terms of this Debenture.

               5.6 TURNOVER. If the Holder receives any payment or other distribution on this Debenture (whether in cash, property, securities or whatever) at a time when such payment or distribution should not have been made to the Holder by reason of this Article V, such payment or distribution shall be deemed to have been received and held in trust for the benefit of the holders of the Senior Debt, and shall be segregated from other property of the Holder and be paid and delivered as promptly as practicable to the holders of the Senior Debt, as their interests may appear, for application to, or collateral for, the payment or prepayment of the Senior Debt.

               5.7 RELATIVE RIGHTS. This Article V defines the relative rights of the Holder and the holders of Senior Debt. Nothing herein shall:

                      (a) impair, as between the Borrower and the Holder, the obligation of the Borrower, which is absolute and unconditional, to pay principal of, premium, if any, and interest on this Debenture in accordance with its terms and to fulfill its other obligations hereunder; or

                      (b) except as otherwise expressly provided herein, prevent the Holder from exercising its available remedies upon a default, subject to the rights of holders of Senior Debt to receive distributions otherwise payable to the Holder.

               5.8 AGREEMENT TO COOPERATE. In the event that a payment may not be made on the Debentures as a result of the provisions of this Article V, including without limitation, as a result of an Insolvency Event or a default on any Senior Debt, the Borrower shall, if requested by the Holder, reasonably assist the Holder in attempting to purchase such Senior Debt or otherwise cure such default so that the payment may be made on the Debenture. Nothing in this
Section 5.8 shall obligate the Holder to purchase such Senior Debt or to attempt to cure any such default.

               5.9   CONVERSION.   Notwithstanding   anything  to  the  contrary
contained in this Article V, nothing in this Article V shall restrict the rights of the Holder to convert the

Conversion Amount in accordance with Article I, including, without limitation, after an Insolvency Event and during the pendency of a default on Senior Debt. To the extent any Permitted Payments would be payable, but for the provisions of this Article V, in cash (whether at the Borrower's option or the Holder's option), such Permitted Payments shall automatically be added to the Accreted Principal Balance including after an Insolvency Event or during the pendency of a default on Senior Debt and shall thereafter and during such pendency be convertible into Common Stock in accordance with Article I.

               5.10  DEFINITIONS.

                  (a) "Bankruptcy Code" means the Bankruptcy Reform Act of 1978, 11 U.S.C. ss. 101 et seq., or any successor statute thereto.

                  (b) "Insolvency Event" means (i) any winding-up, insolvency, bankruptcy, liquidation or reorganization of the Borrower, whether voluntary or involuntary, (ii) any proceeding or case for reorganization, liquidation, bankruptcy, dissolution or other winding-up of the Borrower or its assets, whether or not involving insolvency or bankruptcy, (iii) any assignment by the Borrower for the benefit of creditors or (iv) any receivership or other similar proceeding or any marshalling of assets of the Borrower.

                  (c) "Senior Debt" means (i) all obligations and liabilities of the Borrower or any of its subsidiaries, whether for or on account of principal, reimbursement obligations, accrued and unpaid interest (including without limitation all interest accruing on and after an Insolvency Event), fees, expenses, indemnities and other amounts payable under or in connection with any and all bank, institutional or other financial transaction indebtedness including, without limitation, under that certain bank agreement dated January 29, 1996 among the Borrower, its subsidiaries, the lenders named therein and The Chase Manhattan Bank, as agent, as amended to date, the 10 3/8% senior secured indebtedness due June 1, 2002 and the 11 5/8% senior indebtedness due August 1, 2002, and all documents or instruments executed in connection therewith, as may be amended or restated thereunder, or any similar replacement, successor or additional indebtedness, whether outstanding on the date of issuance of this Debenture or hereafter created, assumed or incurred and (ii) all obligations of the Borrower or any of its subsidiaries for deferred purchase price payments in connection with any business acquisitions by Borrower or any of its subsidiaries.

                            ARTICLE VI. MISCELLANEOUS

               6.1 FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

               6.2 NOTICES. Any notice (including conversion notices) herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or sent by United States mail and shall be deemed to have been given upon receipt if personally served (which shall include telephone line facsimile transmission) or sent by courier or three (3) days after being deposited in the United States mail, certified, with postage pre-paid and properly addressed, if sent by mail. For the purposes hereof, the address of the Holder shall be as shown on the records of the Borrower; and the address of the Borrower shall be American Banknote Corporation, 200 Park Avenue, 49th Floor, New York, New York 10166-4999, Attention: Secretary, facsimile number: (212) 338-0747, and a copy to the attention of Patrick Reddy, Assistant Secretary, facsimile number: (212) 338- 0728. Both the Holder and the Borrower may change the address for service by service of written notice to the other as herein provided.

               6.3 AMENDMENTS. This Debenture and any provision hereof may only be amended by an instrument in writing signed by the Borrower and the Holder. The term "Debenture" and all reference thereto, as used throughout this instrument, shall mean this instrument (and the other Debentures issued pursuant to the Purchase Agreement) as originally executed, or if later amended or supplemented, then as so amended or supplemented.

               6.4 ASSIGNABILITY. This Debenture shall be binding upon the Borrower and its successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns. Each transferee of this Debenture must be an "accredited investor" (as defined in Rule 501(a) of the 1933 Act). As a condition to any assignment or transfer, the assignee or transferee shall agree to be bound to the terms of this Debenture. This Debenture may be pledged as collateral in connection with a bona fide margin account.

               6.5 COST OF COLLECTION. If default is made in the payment of this Debenture, the Borrower shall pay the Holder hereof costs of collection, including reasonable attorneys' fees.

               6.6 GOVERNING LAW. This Debenture shall be governed by the internal laws of the State of Delaware, without regard to the principles of conflict of laws.

               6.7 CERTAIN AMOUNTS. Whenever pursuant to this Debenture the Borrower is required to pay an amount in excess of the Accreted Principal Balance (or the portion thereof required to be paid at that time), the Borrower and the Holder agree that the actual damages to the Holder from the receipt of cash payment on this Debenture may be difficult to determine and the amount to be so paid by the Borrower represents stipulated damages and not a penalty and is intended to compensate the Holder in part for loss of the opportunity to convert this Debenture and to earn a return from the sale of shares of Common Stock acquired upon conversion of this Debenture at a price in excess of the price paid for such shares pursuant to this Debenture.

               6.8 ALLOCATIONS OF MAXIMUM SHARE AMOUNT AND RESERVED AMOUNT. The Maximum Share Amount and the Reserved Amount (including any increases thereto) shall be allocated pro rata among the Holders of Debentures based on the principal amount of Debentures then held by the Holder relative to the aggregate principal amount of the Debentures then outstanding.

               6.9 DAMAGES SHARES. The shares of Common Stock that may be issuable to the Holder pursuant to Sections 1.3 and 1.4(g) hereof and pursuant to Section 2(c) of the Registration Rights Agreement ("Damages Shares") shall be treated as Common Stock issuable upon conversion of this Debenture for all purposes hereof and shall be subject to all of the limitations and afforded all of the rights of the other shares of Common Stock issuable hereunder, including without limitation, the right to be included in the Registration Statement filed pursuant to the Registration Rights Agreement. For purposes of calculating interest payable on the outstanding principal amount hereof, except as otherwise provided herein, amounts convertible into Damages Shares ("Damages Amounts") shall not bear interest but must be converted prior to the conversion of any outstanding principal amount hereof, until the outstanding Damages Amounts is zero.

               6.10 DENOMINATIONS. At the request of the Holder, upon surrender of this Debenture, the Borrower shall promptly issue new Debentures in the aggregate outstanding principal amount hereof, in the form hereof, in such denominations of at least $100,000 as the Holder shall request.

               6.11 PURCHASE AGREEMENT. By its acceptance of this Debenture, the Holder agrees to be bound by the applicable terms of the Purchase Agreement.

               6.12 NOTICE OF CORPORATE EVENTS. Except as otherwise provided below, the Holder of this Debenture shall have no rights as the Holder of Common Stock unless and only to the extent that it converts this Debenture into Common Stock. The Borrower shall provide the Holder with prior notification of any meeting of the Borrower's shareholders (and copies of proxy materials and other information sent to shareholders). In the event of any taking by the Borrower of a record of its shareholders for the purpose of determining shareholders who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire (including by way of merger, consolidation, reclassification or recapitalization) any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining shareholders who are entitled to vote in connection with any proposed sale, lease or conveyance of all or substantially all of the assets of the Borrower or any proposed liquidation, dissolution or winding up of the Borrower, the Borrower shall mail a notice to the Holder, at least twenty (20) days prior to the record date specified therein (or thirty (30) days prior to the consummation of the transaction or event, whichever is earlier), of the date on which any such record is to be taken for the purpose of such dividend, distribution, right or other event, and a brief statement regarding the amount and character of such dividend, distribution, right or other event to the extent known at such time. Subject to Allowed Delays (as defined in Section 3(f) of the Registration Rights Agreement), the Borrower shall make a public announcement of any event requiring notification to the Holder hereunder substantially simultaneously with the notification to the Holder in accordance with the terms of this Section 6.12.


                 [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK.]

               IN WITNESS WHEREOF, the Borrower has caused this Debenture to be signed in its name by its duly authorized officer this 25th day of November, 1997.


                                       AMERICAN BANKNOTE CORPORATION



                                       By:    /s/Harvey J. Kesner
                                              ----------------------------------
                                       Name:  Harvey J. Kesner
                                       Title:  Executive Vice President, General
                                               Counsel and Secretary

                                                                       Exhibit A

                              NOTICE OF CONVERSION
                            OF CONVERTIBLE DEBENTURE

TO:     American Banknote Corporation
        200 Park Avenue, 49th Floor
        New York, New York  10166-4999
        Attention:  Secretary
        Facsimile:  (212) 338-0747

               (1) Pursuant to the terms of the attached Convertible Debenture (the "Debenture"), the undersigned hereby elects to convert $__________ Accreted Principal Balance of the Debenture into shares of Common Stock of American Banknote Corporation, a Delaware corporation (the "Borrower"). Capitalized terms used herein and not otherwise defined herein have the respective meanings provided in the Debenture.

               (2) Please issue a certificate or certificates for the number of shares of Common Stock into which such Accreted Principal Balance of the Debenture is convertible (_____ shares, based on the Holder's calculation attached hereto) in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

-----------------------------                     -----------------------------
Name                                              Name


-----------------------------                     -----------------------------
Address                                           Address


-----------------------------                     -----------------------------
SS or Tax ID Number                               SS or Tax ID Number


               (3) The Holder acknowledges and affirms that the Common Stock issued pursuant to this Notice of Conversion has been or will be sold in accordance with the requirements of the 1933 Act, if applicable, or pursuant to an exemption under the 1933 Act.

               (4) Capitalized terms used in this Notice of Conversion and not otherwise defined herein shall have the respective meanings provided in the Debenture.


Date_________________                       ____________________________________
                                            Signature of Registered Holder (must
                                            be signed exactly as name appears in
                                            the Debenture).